CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the Quarterly Report of Steelton Bancorp, Inc.(the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), we, Harold E. Stremmel, President and Chief Executive Officer, and Shannon Aylesworth, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/Harold E. Stremmel                      /s/Shannon Aylesworth
---------------------                      ---------------------
Harold E. Stremmel                         Shannon Aylesworth
President and Chief Executive Officer      Chief Financial Officer
(Principal Executive Officer)              (Principal Financial and Accounting Officer)


Date: November 13, 2002                     Date: November 13, 2002


